EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 30, 2007


                             Spectrum Control, Inc.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-8796                25-1196447
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 (State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)


      8031 Avonia Road; Fairview, Pennsylvania                16415
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      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (814) 474-2207


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

            The following information is being furnished pursuant to Item 2.02. This information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

            On January 8, 2008, Spectrum Control, Inc. issued an earnings release announcing its financial results for the fourth quarter and year ended November 30, 2007. A copy of the earnings release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

            (d) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated
                January 8, 2008

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  SPECTRUM CONTROL, INC.
                                                  ----------------------
                                                  (Registrant)


Date: January 8, 2008                             By: /s/ John P. Freeman
                                                      --------------------------
                                                      (Signature)
                                                      Senior Vice President and
                                                      Chief Financial Officer